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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2002


                          Concord Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)




        Massachusetts                     0-23067                04-2710876
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(State or Other Jurisdiction            (Commission            (IRS Employer
   of Incorporation)                    File Number)         Identification No.)


     600 Nickerson Road, Marlboro, Massachusetts                   01752
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         (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

     This Current Report on Form 8-K of Concord Communications, Inc. (the "Company") is being filed to disclose that Kevin Conklin resigned from the position of Executive Vice President of Business Development, effective as of September 30, 2002. Mr. Conklin's three employees will be reassigned within the Company.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONCORD COMMUNICATIONS, INC.



Date:  September 9, 2002            By: /s/ Melissa H. Cruz
                                       -----------------------------------------
                                       Melissa H. Cruz
                                       Executive Vice President of Business
                                       Services, Chief Financial Officer and
                                       Treasurer